NATIONWIDE MORLEY CAPITAL
ACCUMULATION FUND

(formerly the "Morley Capital Accumulation Fund")

March 1, 2001

(as revised December 10, 2001)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

         TABLE OF CONTENTS

FUND SUMMARY...................................................................2
Objective and Principal Strategies.............................................3
Principal Risks................................................................3
Performance....................................................................4
Fees and Expenses..............................................................5

MORE ABOUT THE FUND............................................................6
Principal Investments and Techniques...........................................6

MANAGEMENT.....................................................................8
Investment Adviser.............................................................8
Portfolio Managers.............................................................8

BUYING AND SELLING FUND SHARES.................................................9
Choosing a Share Class.........................................................9
Buying Shares.................................................................10
Selling Shares................................................................11
Distribution Plan.............................................................13

DISTRIBUTIONS AND TAXES.......................................................14
Distributions of Income and Capital Gains.....................................14
Tax Status....................................................................14

FINANCIAL HIGHLIGHTS..........................................................15

ADDITIONAL INFORMATION................................................BACK COVER

         FUND SUMMARY
This prospectus provides information about the Nationwide Morley Capital Accumulation Fund (the "Fund"). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 6. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has three different share classes -- Service Class, Institutional Class and IRA Class. The fees and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying and Selling Fund Shares -- Choosing a Share Class" beginning on page 9.

 Effective March 1, 2001, the Morley Capital Accumulation Fund will be known as the NATIONWIDE MORLEY CAPITAL ACCUMULATION FUND.

 The Fund's management, strategy, and investment objective remain the same.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high level of current income while preserving capital and maintaining a stable net asset value per share.

To achieve its goals, under normal conditions, the Fund invests primarily in securities issued by the U.S. Government and its agencies, as well as high-grade debt securities issued by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund has entered into book value maintenance agreements ("wrap contracts") with one or more highly rated financial institutions for the purpose of maintaining the Fund's assets at a stable net asset value. The Fund will be managed so that the duration of its securities will be between 2.0 and 3.5 years. The use of wrap contracts is intended to effectively reduce the overall duration of the Fund to zero.

DURATION is the sensitivity of the net asset value of the Fund to changes in interest rates.

When selecting securities for the Fund, the Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund.

HIGH GRADE DEBT SECURITIES include corporate bonds and other debt securities that have been rated within the two highest rating categories by a nationally recognized rating organization (rating agency) such as Standard & Poor's Rating Group or Moody's Investor Services, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their debt investments.

The Fund's portfolio managers expect that careful selection of securities and the use of wrap contracts will enable the Fund to meet its investment objective of a constant net asset value per share, although there can be no guarantee that the Fund will meet its objective.

PRINCIPAL RISKS

Because the value of the Fund will fluctuate, there is the risk that a shareholder will lose money if the Fund cannot enter into wrap contracts covering all its assets or if the value of the Fund's wrap contracts otherwise becomes impaired.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. The Fund limits this risk by purchasing high-grade debt securities.

INTEREST RATE RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund's use of wrap contracts is intended to eliminate the direct impact of interest rate risk on the Fund's net asset value by offsetting any fluctuation in the value of securities held by the Fund caused by changes in interest rates. However, there can be no assurance that the Fund's use of wrap contracts will be effective, and changes in interest rates may still impact the current yield of the Fund.

PREPAYMENT AND EXTENSION RISK. The issuers of mortgage-and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to invest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund. Under normal conditions, the Fund's use of wrap contracts is expected to offset the effects of prepayment and extension risk on the Fund's net asset value. However, there can be no assurance that the Fund's use of wrap contracts will be effective to eliminate prepayment risks. In addition, prepayments may affect the current yield of the Fund.

         Fund Summary

RISK OF USING WRAP CONTRACTS. The Fund is subject to risks associated with its use of wrap contracts and their providers. The Fund may be unable to cover all of its securities with wrap contracts. Alternatively, the credit standing of certain wrap contract providers may deteriorate over time, impairing the value of their contracts, and the Fund may be unable to renegotiate, replace, or provide for successor contracts in a timely or economical manner. If either or both of these events were to occur, the duration of the Fund could be affected, and the net asset value of the Fund could be subject to increased fluctuation.

LIQUIDITY RISK. Liquidity risk is the risk that a debt security that the Fund purchases cannot be sold, or cannot be sold quickly, at an acceptable price. The Fund will limit liquidity risk by investing primarily in relatively short-term, high-grade securities, and by maintaining a reasonable cash balance to fund redemptions and investment purchase opportunities.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 6.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- SERVICE CLASS SHARES(1)

                                  [BAR GRAPH]

2000                                                                             5.65%

Best Quarter:      1.46% 4th qtr. of 2000
Worst Quarter:     1.17% 2nd qtr. of 2000

                                                            Since
Average annual returns -- as of 12/31/00(1)  1 year     Inception(2)
----------------------------------------------------------------------
Service Class shares                          5.65%         5.30%
 ......................................................................
Institutional Class shares                    6.06%         5.71%
 ......................................................................
IRA Class shares                              5.64%         5.29%
 ......................................................................
Lipper Money Market Fund Index(3)             5.94%         5.36%

---------------

(1) These returns reflect performance after expenses are deducted. Please call 1-800-637-0012 for the Fund's current 30-day yield.

(2) The Fund commenced operations on February 1, 1999.

(3) The Lipper Money Market Fund Index generally reflects the return on selected Money Market Mutual Funds maintaining a constant price per share. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund.

                                      Service         Institutional   IRA
Shareholder Fees(1)                   Class           Class           Class
(paid directly from your investment)  shares          shares          shares
-------------------------------------------------------------------------------
Redemption Fee (as a percentage of     2.00%          2.00%            2.00%
the amount redeemed)(2)
 ...............................................................................

                                Service         Institutional   IRA
Annual Fund Operating Expenses  Class           Class           Class
(deducted from fund assets)     shares          shares          shares
-------------------------------------------------------------------------
Management Fees                  0.35%          0.35%            0.35%
 .........................................................................
Distribution and/or Service      0.25%          None             0.25%
(12b-1) Fees
 .........................................................................
Other Expenses                   1.20%          1.12%            1.21%
-------------------------------------------------------------------------
Total Annual Fund Operating      1.80%          1.47%            1.81%
Expenses
Amount of Fee Waiver/ Expense    0.85%          0.92%            0.86%
Reimbursement(3)
-------------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(3)    0.95%          0.55%            0.95%

---------------

(1) If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.

(2) You will be charged a redemption fee equal to 2% of the amount you redeem if the Fund Protection Trigger (Trigger) is active the day your redemption order is received by the Fund. See "Selling Shares -- Redemption fees" on page 11 to determine when the Trigger is considered to be active.

(3) Morley Capital Management Inc. (MCM), the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse MCM for management fees previously waived and/or for the cost of "Other Expenses" paid by MCM provided that any such reimbursement will not cause the Fund to exceed the expenses limitations noted above. The Fund's ability to reimburse MCM in this manner only applies to fees paid or reimbursements made by MCM within the first three years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses, and waivers for only one year. No redemption fee is included because it is anticipated that the trigger will not generally be active. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year   3 years    5 years    10 years
---------------------------------------------------------------
Service Class shares     $97      $484       $895       $2,046
 ...............................................................
Institutional Class
shares                   $56      $374       $715       $1,678
 ...............................................................
IRA Class shares         $97      $486       $900       $2,056

         MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following investments and techniques to increase its returns, protect its assets or diversify its investments. The techniques are subject to certain risks. For additional information about the Fund's investment strategies and techniques, see the Statement of Additional Information (SAI).

U.S. GOVERNMENT SECURITIES. These securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. Government and securities issued by U.S. Government agencies. These agencies and securities include:

  - The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government.
  - The Federal Home Loan Banks.
  - The Federal National Mortgage Association (FNMA).
  - The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC).
  - The Federal Farm Credit Banks.

Although there is virtually no credit risk with these U.S. government securities, neither the U.S. Government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment and other factors may affect the value of these securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. U.S. Government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. Government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by the U.S. Government or its agencies or by private lenders.

These securities are subject to interest rate risk and prepayment risk. These securities are also subject to credit risk if they are issued by private issuers. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are also subject to interest rate, credit, prepayment and extension risks.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon the underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their stated maturity date.

These securities are subject to interest rate risk like other securities. They are also subject to basis risk, which is the risk that the value of the security may deteriorate relative to the underlying index. In addition, because they may be callable, these securities are also subject to the risk that they will be repaid prior to their stated maturity and that the repaid principal will be reinvested in a lower interest rate market, reducing the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the securities it would otherwise purchase.

WRAP CONTRACTS. Wrap contracts cover certain assets of the Fund and are intended to reduce or eliminate the volatility of the Fund's net asset value. A wrap contract is an agreement between the Fund and a financial institution, typically a highly rated bank or insurance company (a wrap provider), to maintain certain Fund assets at their purchase price plus accrued interest. Under normal circumstances, the value of a wrap contract is the difference between the aggregate book value and the current market value of covered assets. A wrap contract therefore gains value when the market price of covered assets declines, and decreases in value when the market price of the covered assets increases. The Fund expects to pay an annual premium of between 0.10% and 0.23% on the book value of assets in the Fund that are covered by wrap contracts.

         More About the Fund

Wrap contracts are considered illiquid assets of the Fund. In addition to liquidity risk, wrap contracts are subject to the credit risk of the wrap provider, and also to the risk that the Fund may be unable to replace a wrap contract that is maturing or subject to termination. Although wrap contracts are designed to reduce the volatility of the Fund's net asset value, they may not always be able to do so.

DURATION. Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objective, and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Morley Capital Management, Inc. (MCM), 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, manages the investment of the assets and supervises the daily business affairs of the Fund. MCM was organized in 1983 and provides stable value fixed income management services to mutual funds, collective investment trusts, separate investment accounts and tax-qualified retirement plans. As of October 31, 2001, MCM and its affiliates had approximately $26 billion in assets under management of which approximately $11 billion was managed by MCM.

The Fund pays MCM an annual management fee which is based on the Fund's average daily net assets. The total fee paid by the Fund for the fiscal period ended October 31, 2000, expressed as a percentage of the Fund's average daily net assets, was 0.35%.

PORTFOLIO MANAGERS

Thomas F. Mitchell and Perpetua M. Phillips are co-portfolio managers of the Fund. Mr. Mitchell, Senior Portfolio Manager and Director of Compliance of MCM, has managed assets for corporate affiliates of MCM, including Union Bond & Trust Company, since December 1998. Mr. Mitchell co-managed the Fund since it began operations in February 1999 until June 2000 when he became sole portfolio manager. Mr. Mitchell also currently co-manages the Nationwide Morley Enhanced Income Fund, and has done so since that Fund began operations in December 1999. Mr. Mitchell has over twenty years experience with taxable and tax-exempt securities. From 1978 to 1996, he managed investment portfolios for commercial bank affiliates of First Interstate Bancorp. In 1997 and 1998, following First Interstate's merger with Wells Fargo & Co., he was a fixed income trader with Wells Fargo's Institutional Securities Sales and Trading Division.

Ms. Phillips has been named co-portfolio manager of the Fund. Ms. Phillips joined MCM in 1999 and has twelve years of experience in finance and investments, including management of indexed and total return portfolios. In March 2001, Ms. Phillips also began co-managing the Nationwide Morley Enhanced Income Fund. Ms. Phillips has been with MCM since 1999 as a stable value manager. Prior to joining MCM, Ms. Phillips was a portfolio manager with the Fixed Income Management Group of Brundage Story and Rose (1990-1999).

         BUYING AND SELLING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes. Each Class is available to a limited group of investors as described below. Service Class and IRA shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Fund's distributor (the Distributor), or paid by the Distributor to brokers for distribution and shareholder services. Nationwide Advisory Services, Inc. is currently the Fund's Distributor. It is anticipated that on or about January 25, 2002, Gartmore Distribution Services, Inc. will become the Fund's Distributor. Service Class and IRA shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.

WHO CAN BUY SERVICE CLASS OR INSTITUTIONAL CLASS SHARES

In order to purchase Service Class or Institutional Class shares, a shareholder must be one of the following:
 - employee benefit plans qualified under Section 401(a) of the Internal Revenue Code.
 - governmental plans as defined in Section 414(d) of the Internal Revenue Code.
 - eligible deferred compensation plans as defined in Section 457 of the Internal Revenue Code.
 - employee benefit plans qualifying under Section 403(b) of the Internal Revenue Code.
 - bank maintained collective investment funds that exclusively hold assets of U.S. employee benefit plans qualified under Section 401(a) of the Internal Revenue Code and are tax exempt under Section 501(a) of the Internal Revenue Code.
 - other plans eligible to invest in bank-maintained collective funds.

Service Class shares can also be purchased by life insurance company separate accounts to fund the benefits of variable insurance contracts.

In addition, Institutional Class shares are only available for purchase if the institutional investor or any third party associated with such investor does not receive or require any compensation in the form of administrative service or Rule 12b-1 fees.

Qualified (or other retirement) plan -- or contract-directed -- purchases, exchanges and redemptions are handled in accordance with terms of the retirement plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the retirement plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class or Institutional Class shares should contract their designated financial intermediary directly for details concerning transactions.

To be eligible to purchase shares of the Fund, the plan or other institution must restrict individual participants from transferring assets from the Fund to another fixed income investment option which has a targeted average duration of three years or less or which seeks to maintain a stable value (a Competing
Fund). Alternatively, if a Competing Fund is an option for participant transfers, participants must be required to transfer assets to an investment option which is not a Competing Fund for a period of at least 90 days before the assets can be transferred into a Competing Fund.

WHO CAN BUY IRA CLASS SHARES

IRA shares are offered to investors who wish to purchase the Fund's shares through an individual retirement account (as defined in Sections 408 and 408A of the Code), including a traditional IRA, SEP-IRA, ROTH IRA, SIMPLE IRA, an education IRA and a KEOGH plan.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of one share of the Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of any class of the Fund's shares. A separate NAV is calculated for each class of shares of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV when:

  - It has not received any orders to purchase, sell or exchange shares.

  - Changes in the value of Fund's portfolio do not affect the NAV.

If current market prices are not available, or if Villanova SA Capital Trust
(VSA), as the Fund's administrator or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair market value in accordance with procedures adopted by the Board of Trustees. Wrap contracts are valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. To the extent that the Fund's investments are traded in market that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

HOW TO PLACE YOUR PURCHASE ORDER

Eligible entities wishing to purchase Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

If you wish to purchase IRA Class shares, you may purchase the shares using one of the methods below.

BY MAIL. Complete and mail the application with a check or money order made payable to: Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks.

BY WIRE. You can request that your bank transmits funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire the funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.
MINIMUM INVESTMENTS --
SERVICE CLASS
To open an account                             $100,000
  .....................................................
Additional investments                             None
MINIMUM INVESTMENTS --
INSTITUTIONAL CLASS
To open an account                           $1,000,000
  .....................................................
Additional investments                             None
MINIMUM INVESTMENTS --
IRA CLASS
To open an account                               $2,000
($500 for Education IRA's)
  .....................................................
Additional investments                             $500
 --------------------------------------------------------------
These minimum investment requirements may not apply to certain retirement plans. Call 1-800-848-0920 for more information. If you purchase shares through an account at a broker, different minimum account requirements may apply.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers or other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

CUSTOMER SERVICE                                                  1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

     You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable redemption fee as described below) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Although the Fund attempts to maintain a stable net asset value, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale. Your order to sell shares can be made in writing or by telephone (if you authorized telephone transactions on your application). Genernet asset value of the Fund, under extraordinary circumally, we will pay you for shares that you sell within three stances the Fund may elect to honor your request by days after receiving your order to sell.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

If you make a request to sell Service Class or Institutional Class shares in an amount exceeding $250,000 or 1% of the transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the Fund's Statement of Additional Information.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- IRA CLASS SHARES

A signature guarantee is required under the following circumstances:

- if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past business 10 days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank at which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

REDEMPTION FEES

There is no redemption fee if you request a redemption of shares when the Trigger is not active. If you request a redemption of shares when the Trigger is active, generally a 2% redemption fee will be deducted from your proceeds and retained by the Fund. The Trigger is "active" if the current yield of the Dealer Commercial Paper (90-day) Index (the Index) (as measured two business days before your request is received by the Fund) exceeds the annualized gross yield of the Fund. The Index is printed daily in The Wall Street Journal. Once activated, the Trigger remains active until the gross yield of the Fund (as measured two business days before your request is received by the Fund) exceeds the yield of the Index plus 0.25%.

Even if the Trigger is "active," your redemption proceeds will not be subject to the 2% redemption fee if, with respect to Service Class or Institutional Class shares, your redemption is due to:

  - death, disability, retirement, employment termination, loans, hardships or other withdrawals permitted by the terms of your employee benefit plan; or
  - an exchange of your shares for an investment in an investment option that is not considered a Competing Fund.

The Fund uses redemption fees to help minimize the impact that redemptions may have on its performance and to cover a portion of the Fund's related administrative costs. Redemption fees may also discourage market timing by shareholders initiating redemptions to take advantage of short-term movements in interest rates.

For more information about the redemption fee and whether your redemption request may be subject to such fee, call Customer Service at 1-800-848-0920.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your IRA Class shares in any of the ways described below. Signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee -- IRA Class Shares" on page
11. Eligible entities wishing to sell Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call Customer Service at 1-800-848-0920. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims, or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. Funds can be wired directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been reviewed by the Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Fund to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial institutions who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES -- IRA CLASS SHARES

The Fund may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($500 for Education IRAs). Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information concerning your ability to sell your shares, call our Customer Service at 1-800-848-0920 or see your sales representative.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Service Class and IRA Class shares of the Fund to compensate the Distributor -- for expenses associated with distributing its shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, the IRA Class and Service Class shares of the Fund pay the Distributor compensation accrued daily and paid monthly. Service Class and IRA Class shares pay an amount, not exceeding on an annual basis, 0.25% (distribution or service fee) of the Class' average daily net assets.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME AND CAPITAL GAINS

The Fund declares dividends of any available income daily and distributes them monthly. If the Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sale of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. All income and capital gains distributions will be reinvested in shares of the Fund.

TAX STATUS

If you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, the entities eligible to purchase the Fund's shares are governed by complex tax rules. You should ask your own tax adviser or plan administrator about your own tax situation, including possible state and local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

         FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                         NATIONWIDE MORLEY CAPITAL ACCUMULATION FUND
                                                         (FORMERLY MORLEY CAPITAL ACCUMULATION FUND)
                                  ------------------------------------------------------------------------------------------
                                       PERIOD ENDED OCTOBER 31, 1999(a)                  YEAR ENDED OCTOBER 31, 2000
                                  -------------------------------------------    -------------------------------------------
                                     SERVICE       INSTITUTIONAL       IRA          SERVICE       INSTITUTIONAL       IRA
                                    CLASS(b)           CLASS          CLASS          CLASS            CLASS          CLASS
                                  -------------    -------------    ---------    -------------    -------------    ---------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $10.00           $10.00         $10.00         $10.00           $10.00         $10.00
INVESTMENT ACTIVITIES:
  Net investment income                0.35             0.38           0.35           0.53             0.57           0.53
  Net realized and unrealized
     gain                                --               --             --           0.01             0.01           0.01
                                     ------           ------         ------         ------           ------         ------
     Total investment activities       0.35             0.38           0.35           0.54             0.58           0.54
                                     ------           ------         ------         ------           ------         ------
DISTRIBUTIONS:
  Net investment income               (0.35)           (0.38)         (0.35)         (0.54)           (0.58)         (0.54)
                                     ------           ------         ------         ------           ------         ------
     Total distributions              (0.35)           (0.38)         (0.35)         (0.54)           (0.58)         (0.54)
                                     ------           ------         ------         ------           ------         ------
NET ASSET VALUE -- END OF PERIOD     $10.00           $10.00         $10.00         $10.00           $10.00         $10.00
                                     ======           ======         ======         ======           ======         ======
Total Return (excluding sales
  charges)                             3.60%(c)         3.91%(c)       3.60%(c)       5.52%            5.93%          5.51%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period
     (000)                           $1,051           $5,131         $1,829         $8,820           $8,973         $1,867
  Ratio of expenses to average
     net assets                        0.95%(d)         0.55%(d)       0.95%(d)       0.95%            0.55%          0.95%
  Ratio of expenses to average
     net assets*                       6.10%(d)         4.18%(d)       4.65%(d)       1.80%            1.47%          1.81%
  Ratio of net investment income
     to average net assets             4.74%(d)         5.17%(d)       4.77%(d)       5.51%            5.85%          5.38%
  Portfolio turnover rate (e)          8.20%(c)         8.20%(c)       8.20%(c)      28.30%           28.30%         28.30%

---------------
 *   Ratios calculated as if no fees were waived and/or expenses reimbursed.
(a)  The Fund commenced operations on February 1, 1999.
(b)  Formerly known as Institutional Service Class.
(c)  Not annualized.
(d)  Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

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INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- SAI (incorporated by reference in this Prospectus)

- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance) (as available)

- Semi-Annual Report (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

[Nationwide Logo]

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. -- 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)

Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1327-12/01